Exhibit 10.1

AMENDMENT NO. 5 TO THE

CREDIT AGREEMENT

Dated as of August 25, 2006

AMENDMENT NO. 5 TO THE CREDIT AGREEMENT (this “Amendment”) among Digital Realty Trust, L.P. (the “Borrower”); Citicorp North America, Inc. (“CNAI”), as administrative agent (the “Administrative Agent”), the financial institutions party to the Credit Agreement referred to below (collectively, the “Lender Parties”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as syndication agent (the “Syndication Agent”), Bank of America, N.A., KeyBank National Association and Royal Bank of Canada (the “Co-Documentation Agents”), and Citigroup Global Markets Inc. and Merrill Lynch (the “Arrangers”).

PRELIMINARY STATEMENTS:

(1) The Borrower, Digital Realty Trust, Inc. (the “Parent Guarantor”), the subsidiaries of the Borrower party thereto, the Lenders from time to time party thereto, the other Lender Parties, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents have entered into a Revolving Credit Agreement dated as of November 3, 2004 (as amended prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower, the Administrative Agent and the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 3 below), hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by restating the definition of “Adjusted Net Operating Income” therein to read as follows:

“Adjusted Net Operating Income” means, with respect to any Asset, (a) the product of (i) four (4) times (ii) (A) Net Operating Income attributable to such Asset less (B) the amount, if any, by which (1) 3% of all rental and other income from the operation of such Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be, exceeds (2) all management fees payable in respect of such Asset for such fiscal period less (b) the Capital Expenditure Reserve for such Asset; provided, however, that for purposes of this definition, in the case of any acquisition or disposition of any direct or indirect interest in any Asset (including through the acquisition of Equity Interests) by the Parent Guarantor or any of its Subsidiaries during any fiscal quarter, Adjusted Net Operating Income will be adjusted (1) in the case of an acquisition, by adding thereto an amount equal to (A) four (4) times (B) the acquired Asset’s actual Net Operating Income (computed as if such Asset was owned by the Parent or one of its Subsidiaries for the entire fiscal quarter) generated during the portion of such fiscal quarter that such Asset was not owned by the Parent or such Subsidiary and (2) in the case of a disposition, by subtracting therefrom an amount equal to (A) four (4) times (B) the actual Net Operating Income generated by the Asset so disposed of during such fiscal quarter.

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions thereto in their appropriate alphabetical order:

“Amendment No. 5 Effective Date” means the date on which all of the conditions to effectiveness of Amendment No. 5 to the Credit Agreement dated as of August 24, 2006 have been satisfied.

“Chestnut Asset “ means the Assets located at 833 Chestnut Street, Philadelphia, Pennsylvania 19107.

(c) Clause (iv) of the proviso to Section 5.01(j)(iii)(A) of the Credit Agreement is hereby amended by deleting “; and” at the end thereof and substituting “,” therefor.

(d) The following new clause (v) is hereby added to the send of the proviso to Section 5.01(j)(iii)(A):

“(v) (x) for the period from the Amendment No. 5 Effective Date to and including March 31, 2007, the Chestnut Asset shall be deemed to satisfy the minimum occupancy requirement set forth in clause (d) of the definition of “Unencumbered Asset Conditions” so long as such Asset shall at all times be at least 55% occupied, and (y) after March 31, 2007, unless the Required Lenders shall otherwise agree in writing, the Chestnut Asset shall be excluded as an Unencumbered Asset so long as the Borrower shall have failed to deliver to the Administrative Agent a certificate of a Responsible Officer (with supporting information in detail reasonably satisfactory to the Administrative Agent) stating that the Chestnut Asset complies with the minimum occupancy requirement set forth in clause (d) of the definition of “Unencumbered Asset Conditions”; and”

SECTION 2. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Amendment Effective Date (defined below), before and after giving effect to this Amendment (including, without limitation, the representation and warranty set forth in Section 4.01(g) of the Credit Agreement, as amended by this Amendment), as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and each Lender or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (ii) the consent attached hereto (the “Consent”) executed by each of the Guarantors.

(b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such

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representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date).

(c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

(d) All of the fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Balance of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

DIGITAL REALTY TRUST, L.P.

By:	DIGITAL REALTY TRUST, INC., its sole general partner

	By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

Signature Page

ADMINISTRATIVE AGENT, SWING LINE BANK, AN EXISTING LENDER AND A LENDER:

CITICORP NORTH AMERICA, INC.

By:	/s/ Malav Kakad
Name: Malav Kakad
Title: Vice President

Signature Page

ISSUING BANK:

CITIBANK, N.A.

By:	/s/ Ricardo James
Name: Ricardo James
Title: Vice President

Signature Page

OTHER LENDER PARTIES:

MERRILL LYNCH CAPITAL CORPORATION, as an Existing Lender and a Lender

By:	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

Signature Page

BANK OF AMERICA, N.A., as an Existing Lender and a Lender

By:	/s/ Allison M. Gauthier
Name: Allison M. Gauthier
Title: Senior Vice President

Signature Page

KEYBANK NATIONAL ASSOCIATION, as an Existing Lender and a Lender

By:	/s/ Jane E. McGrath
Name: Jane E. McGrath
Title: Vice President

Signature Page

ROYAL BANK OF CANADA, as an Existing Lender and a Lender

By:	/s/ Dan LePage
Name: Dan LePage
Title: Authorized Signatory

Signature Page

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (F/K/A CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH), as an Existing Lender and a Lender

By:	/s/ Bill O’Day
Name: Bill O’Day
Title: Director

By:	/s/ Cassandra Droogan
Name: Cassandra Droogan
Title: Vice President

Signature Page

UBS LOAN FINANCE LLC, as an Existing Lender and a Lender

By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

Signature Page

EMIGRANT SAVINGS BANK, as an Existing Lender and a Lender

By:	/s/ Tuju S. Fields
Name: Tuju S. Fields
Title: Senior vice President

Signature Page

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as an Existing Lender and a Lender

By:	/s/ George Lim
Name: George Lim
Title: FVP & General Manager

By:	/s/ Mario Sheng
Name: Mario Sheng
Title: AVP

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a New Lender and a Lender

By:	/s/ Robert P. Reynolds
Name: Robert P. Reynolds
Title: First Vice President & Senior Relationship Manager

Signature Page

RAYMOND JAMES BANK, FSB, as a New Lender and a Lender

By:	/s/ Thomas G. Scott
Name: Thomas G. Scott
Title: Vice President

Signature Page

SOCIÉTÉ GÉNÉRALE, as a New Lender and a Lender

By:	/s/ Joseph T. Martinez Jr.
Name: Joseph T. Martinez Jr.
Title: Director

Signature Page

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a New Lender and a Lender

By:	/s/ Jim C.Y. Chen
Name: Jim C.Y. Chen
Title: VP & General Manager

Signature Page

CONSENT

Dated as of August 25, 2006

Each of the undersigned, as a Guarantor under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

GUARANTORS:

DIGITAL REALTY TRUST, INC.

By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

DIGITAL SERVICES, INC.

By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

GLOBAL ASML, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

	By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

Signature Page

GLOBAL LAFAYETTE STREET HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC. its sole general partner

		By:		/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

GLOBAL LAFAYETTE STREET, LLC

By:	GLOBAL LAFAYETTE STREET HOLDING COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:		DIGITAL REALTY TRUST, INC., its sole general partner

			By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

GIP FAIRMONT HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:		/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

Signature Page

GIP FAIRMONT, LLC

By:	GIP FAIRMONT HOLDING COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

GLOBAL INNOVATION SUNSHINE HOLDINGS LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

GLOBAL GOLD CAMP, LLC

By:	GLOBAL GOLD CAMP HOLDING COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

Signature Page

GLOBAL GOLD CAMP HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

DIGITAL 833 CHESTNUT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

DIGITAL CONCORD CENTER, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

Signature Page

DIGITAL PRINTER SQUARE, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

GLOBAL KATO HG, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

DIGITAL GREENSPOINT, L.P.

By:	DRT GREENSPOINT, LLC, its general partner and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

Signature Page

DRT GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

DIGITAL GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

DIGITAL 113 N. MYERS, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

Signature Page

DIGITAL 125 N. MYERS, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

DIGITAL TORONTO BUSINESS TRUST

By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

DIGITAL AQUILA, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

Signature Page

DIGITAL CENTREPORT, L.P.

By:	DRT CENTREPORT, LLC, its general partner and manager

	By:	GLOBAL STANFORD PLACE II, LLC, its member and manager

		By:	DIGITAL REALTY TRUST, L.P., its member and manager

			By:	DIGITAL REALTY TRUST, INC., its sole general partner

				By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

DIGITAL PHOENIX VAN BUREN, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer, Chief Investment Officer

Signature Page